                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  __________


                                August 9, 2000
               Date of Report (Date of earliest event reported)


                            ADVANCED LUMITECH, INC.
              (Exact name of registrant as specified in charter)


         NEVADA                     033-55254-27                87-0438637
(State or other jurisdiction                                  (IRS Employer
     of incorporation)         (Commission File Number)   Identification Number)


                               1601 TRAPELO ROAD
                         WALTHAM, MASSACHUSETTS 02451
             (Address of principal executive offices and zip code)

                                (781) 890-2200
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                    ITEM 4.
                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     By letter dated August 2, 2000, Ernst & Young LLP ("E&Y"), the independent auditors of Advanced Lumitech, Inc. (the "Company"), advised the Company that it had resigned as the Company's independent auditors as of August 2, 2000. E&Y's reports on the Company's financial statements for the last two years were modified because of uncertainty about the Company's ability to continue to operate as a going concern, but did not contain an adverse opinion or a disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles and during such two-year period and in the subsequent interim period through August 2, 2000 there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such years.

     The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated August 9,2000 is filed as Exhibit 16 to this Form 8-K.


                                    ITEM 7.
      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     The following exhibits are filed with this Current Report on Form 8-K.

           Exhibit No.                     Description
           -----------                     -----------

               16         Letter regarding change in certifying accountant


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED LUMITECH, INC.



Date:   August 9, 2000              By: /s/ Patrick Planche
                                        Patrick Planche, President and Treasurer